Exhibit 99.1
Post Q3 2011 Earnings Release - Last updated November 15, 2011
INVESTOR REFERENCE BOOK
 (Reclassified for long-term acute care hospitals moving to discontinued operations)

Exhibit 99.1
The information contained in this presentation includes certain estimates, projections and other forward-
looking information that reflect our current outlook, views and plans with respect to future events, including legislative and regulatory developments, strategy, capital expenditures, financial performance, and business model. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2010, the Form 10-Q for the quarters ended September 30, 2011, June 30, 2011, and March 31, 2011, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United
States. Our Form 8-K, dated November 15, 2011, to which the following supplemental slides are attached as
Exhibit 99.1, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.
Forward-Looking Statements

Exhibit 99.1
Table of Contents

Exhibit 99.1

Inpatient Rehabilitation Hospitals (“IRF”)
Outpatient Rehabilitation Satellite Clinics
Hospital-Based Home Health Agencies

Employees
Revenue in 2010
Inpatient Discharges in 2010
Outpatient Visits in 2010
Number of States
NYSE (HLS)	Exchange (Symbol)

Largest Provider of Inpatient Rehabilitative Healthcare Services in the U.S.
Marketshare
~ 8% of IRFs (Total in U.S. = 1,152) ~ 19% of Licensed Beds ~ 23% of Patients Served
CON approved for Ocala, FL;
expect to be operational Q4
2012
CON approved for Stuart, FL
(Martin County); expect to be
operational Q3 2013

Exhibit 99.1
Our Hospitals
Major Services
• Rehabilitation Physicians: manage and treat medical needs of patients
• Rehabilitation Nurses: oversee treatment programs of patients
• Physical Therapists: address physical function, mobility, safety
• Occupational Therapists: promote independence and re-integration
• Speech-Language Therapists: treat communication & swallowing disorders
• Case Managers: coordinate care plan with physician, caregivers and family
• Post-discharge services: outpatient therapy and home health

Exhibit 99.1
Our Patients

Most Common Conditions (Q3 2011)
1.Stroke 16.9%
2.Neurological 17.1%
3.Debility  10.9%
4.Fracture of the lower extremity 10.2%
5.Other orthopedic conditions 9.9%
6.Knee/Hip replacement 8.5%
7.Brain injury 7.7%
8.Cardiac conditions 4.2%
9.Spinal cord injury 2.8%
10.All other 11.8%
Referral Sources
94% Acute Care Hospitals
5% Physician Offices
1% Skilled Nursing Facilities
Admission to an IRF
• Physicians and acute care
 hospital case managers are key
 decision-makers.
• All IRF patients must meet
 reasonable and necessary criteria
 and must be admitted by a
 physician.
• All IRF patients must be medically
 stable and have potential to
 tolerate three hours of therapy per
 day (minimum).
• IRF patients receive 24-hour, 7
 days a week nursing care.
• Average length of stay (ALOS) =
 ~14 days

Exhibit 99.1
Our Quality
FIM Gain
Change in
Functional
Independence
Measurement
(based on an 18
point assessment)
from admission to
discharge

(1) Average = Expected, Risk-adjusted for UDS database
• Inpatient rehabilitation hospitals evaluate all patients at admission and upon discharge to determine their functional status.
 − The Functional Independence Measurement (“FIM”) patient assessment instrument is used for these evaluations.
• The difference between the FIM scores at admission and upon discharge is called the “FIM Gain.”
 − The greater the FIM Gain, the greater the patient’s level of independence, the better the patient outcome.

Exhibit 99.1
(1) The 96 for HLS does not include HealthSouth Sugar Land Rehabilitation Hospital, purchased in September 2010; it was included in the 136 non-HLS freestanding. Also, does not include HealthSouth Rehabilitation Hospital of Cypress, TX, which opened in October 2011.
(2) In 2010, HealthSouth averaged 1,197 total Medicare and non-Medicare discharges per hospital in its 94 consolidated hospitals.
Sources: FY 2012 CMS Rate Setting File - Correction Notice - see next page

Total Inpatient Rehabilitation Facilities (IRFs): 1,152 (1)
Our Cost-Effectiveness
HealthSouth
differentiates
itself by
providing
superior quality
care at a
lower cost.

Exhibit 99.1
CMS Fiscal Year 2012 IRF Rate Setting File Analysis
Notes:
(1) All data provided was filtered and compiled from the Centers for Medicare and
 Medicaid Services (CMS) Fiscal Year 2012 IRF rate setting Correction Notice file found at http://www.cms.gov/InpatientRehabFacPPS/07_DataFiles.asp#. The data presented was developed entirely by CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes. Because CMS does not provide its detailed methodology,
 HealthSouth is not able to reconstruct the CMS projections or the calculation.
(2) The CMS file contains data for each of the 1,152 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2012 IRF-PPS Final Rule. Most of the data represents historical information from the CMS fiscal year 2010 period and does not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and
 HealthSouth. HealthSouth is a subset of Freestanding and the Total.

Exhibit 99.1
Our Payors (Q3 2011)
Prospective Payment System (“PPS”)
• Payments based on Case Mix Groups
 (“CMGs”)
 – Diagnosis of patient’s illness
• Fixed payment per CMG adjusted for:
 – Acuity/severity
 – Regional wage differential
 – Patient outcomes
• Per diems for “short stays”
Per Diem or CMG
• Negotiated rate
• Some are “tiered” for acuity/severity
Variety of methodologies
Varies by state
Variety of methodologies
Medicare
 Managed Care
 • Includes managed
 Medicare (Managed
 Medicare represents 7% of total
 revenues)
Other Third-Party Payors
Medicaid
Workers’ Comp./Patients/
Other
Payment Methodology
Payor Source

72.0%
20.0%
1.9%
4.5%
1.6%

Exhibit 99.1
 HealthSouth’s volume growth has outpaced competitors’
(2) Includes consolidated HealthSouth inpatient rehabilitation hospitals classified as same store during that time period.
Our Historic Discharge Growth vs. Industry
4.7%
5.9%
5.9%
5.8%
5.9%
2.7%
2.5%
1.3%

• TeamWorks = standardized and
 enhanced sales & marketing
• Bed additions will help facilitate
 continued organic growth
UDS Industry Sites (1)
HLS Same Store (2)
5.1%
6.1%
7.8%
Yearly
Discharge 6.9% 5.6% 3.1%
Growth

 2008 vs. 2009 vs. 2010 vs. Q110 vs. Q210 vs. Q310 vs. Q410 vs. Q111 vs. Q211 vs. Q311 vs.
 2007 2008 2009 Q109 Q209 Q309 Q409 Q110  Q210 Q310
Quarterly Discharge Growth
Same Store
HealthSouth vs. Industry

Exhibit 99.1
Our Track Record
($ in millions)

Exhibit 99.1
Our Track Record

Leverage Ratio(1)

(billions)
(1) Reconciliation to GAAP provided on slides 49, 50, and 88 - 93.
(2) Expect full-year adjusted free cash flow to be at least $210 million reflecting growth over full-year 2010 of at least 16%.
Interest Expense
$229
$131

Exhibit 99.1
HealthSouth has successfully managed through
Medicare payment cuts and an economic recession…

Adjusted EBITDA ($million)
Discharges

Exhibit 99.1

3,164 Licensed Beds
in CON States
Our Assets
98 (1) Inpatient Rehabilitation Hospitals, 6,416 Licensed
Beds
3,252 Licensed Beds
in Non-CON States
23 Own Hospital Building Only
40 Own Building and Land
35 Lease Building and Land
A Certificate of Need (CON) is a legal document required in
many states and some federal jurisdictions before proposed
acquisitions, expansions, or creations of facilities are allowed.
(1) 3 of the 98 HealthSouth hospitals are non-consolidated. Of those 3, 2 are lease building and land, and 1 is own building and land.

Exhibit 99.1
Strong and Sustainable Business Fundamentals
Growth Opportunities
Financial Strengths
Industry Leading Position
Attractive Healthcare Sector

Cost-Effectiveness
Real Estate Portfolio
(1) Inclusive of non-consolidated entities

Exhibit 99.1
Industry Structure

Exhibit 99.1
Source: Center for Medicare & Medicaid Services, National Health Expenditure Data for year ended December 2009 - Table 2
Overall Healthcare Spending
Hospital Care
Includes Inpatient Rehabilitation, Long-Term Care Hospitals
$759.1
$137.0
$674.9
$122.6
$68.3
$328.0
Nursing Care Facilities and
Continuing Care Retirement Communities
Professional Services
Other Health, Residential and Personal Care
Home Health Care
Retail of Medical Products
$29.8
Government Administration
$133.2
Net Cost of Health Insurance
$77.2
Government Public Health
$156.2
Investment
 National Healthcare Spending: $2,486.3 billion

(billions)

Exhibit 99.1
Medicare 2010 Spending = $509.7 Billion (1)
(1) Percentages are based upon total Medicare spending of $520.3 billion, before $10.6 billion of recoveries for 2010 (CBO Medicare March 2011
 Medicare Baseline - Page 2).
(2) Inpatient Hospital includes spending for acute care hospitals along with, inpatient rehabilitation and long-term care hospital services; in 2010,
 Medicare spent $6.4 and $5.1 billion, respectively, for these services (Medpac Data Book, June 2011 - page 122).
(3) Other Services reflects spending for hospice; in 2009, Medicare spent $12.0 billion for hospice services. (Medpac Data Book, June 2011 - page 192).
 Other Services also reflects spending for various other outpatient services.
$ 27.1B Skilled Nursing
$ 138.0B Inpatient Hospital (2)
$ 63.4B Physician Payments
$ 27.1B Outpatient Hospital
$ 19.3B Home Health
$ 60.4B Other Services (3)
$ 59.3B Outpatient Rx
5%
27%
23%
12%
12%
4%
5%
12%
$6.4B (1%)
Inpatient Rehabilitation Hospitals
Medicare Part B
Medicare Part B
Medicare Part C
Medicare Part C
Medicare Parts A&B
Medicare Parts A&B
Medicare Part D
Medicare Part D
Medicare Part A
Medicare Part A

Exhibit 99.1
Preventive
Routine health
care that
includes
screenings,
check-ups, and
patient
counseling to
prevent illnesses,
disease, or other
health problems.
Acute
Medical
treatment of
diseases for
which a patient
is treated for a
brief but severe
episode of
illness.
Ambulatory
Medical care
delivered on an
outpatient basis.
E.G., blood tests,
X-rays,
endoscopy,
certain biopsies,
certain surgical
procedures.
Post-Acute
Medical care
provided after a
period of acute
care. E.G.,
inpatient
rehabilitation
hospitals, long-
term acute care,
hospice, skilled
nursing homes,
home health
Continuum of Healthcare Services

Exhibit 99.1
Note: These numbers are program spending only and do not include beneficiary copayments.
Sources: Center for Medicare & Medicaid Services, Medicare Trustees Report May 2011 - Page 45 and Medpac Data Book, June 2011 -

Skilled nursing
facilities 18.1%
Home health
agencies 17.7%
Inpatient
rehabilitation
hospitals 8.4%
Long-term acute
care hospitals 5.7%

2009
Medicare
Margin
Post-Acute Settings
Inpatient rehabilitation
spending (% of total
Medicare spending)

Exhibit 99.1
Geographic Distribution of IRFs, 2009

Source: Medpac Report to Congress, Medicare Payment Policy, March 2011 - page 205

Exhibit 99.1
Supply of IRFs remains stable in 2009

Source: Medpac Report to Congress, Medicare Payment Policy, March 2011 - page 208

Exhibit 99.1
(1) The 96 for HLS does not include HealthSouth Sugar Land Rehabilitation Hospital, purchased in September 2010; it was included in the 136 non-HLS freestanding. Also, does not include HealthSouth Rehabilitation Hospital of Cypress, TX, which opened in October 2011.
(2) In 2010, HealthSouth averaged 1,197 total Medicare and non-Medicare discharges per hospital in its 94 consolidated hospitals.
Source: FY 2012 CMS Rate Setting File - Correction Notice - see slide 9

Total Inpatient Rehabilitation Facilities (IRFs): 1,152 (1)
Inpatient Rehabilitation Sector

Exhibit 99.1
Readmission Rates
Note: Use of home health care and hospice is based on care that starts within three days of discharge. Other PAC care starts within one day of discharge. Home health use includes episodes that overlap an inpatient stay.
Source: Medpac Data Book, Healthcare Spending and the Medicare program, June 2008 - Chart 9-3

Exhibit 99.1

CMS: Inpatient Rehabilitation vs. Skilled Nursing

“… MedPAC’s analysis of recent quality measure data related to rehospitalizations suggests that quality of care within SNFs has not been improving … Since 2000, one outcome measure (the risk-adjusted rate of rehospitalization for any of five care-sensitive conditions) exhibited almost no change …
… shifting IRF patients toward SNF care does not necessarily improve the quality of care provided to the beneficiaries. A March 2005 report in the
Archives of Physical Medicine and Rehabilitation found that 81.1 percent of
IRF patients were discharged to home, compared to 45.5 percent of SNF residents. Additionally, IRF patients appeared to have shorter lengths of stay, averaging approximately a 13-day stay, compared to the average 36-day stay for a SNF resident. Finally, when patients discharged from each setting were reviewed 24 weeks after discharge, IRF patients had consistently better outcomes and displayed a faster rate of recovery.”
“Given these findings, we do not agree with those commenters who would assume that shifting patients from the IRF setting to a SNF setting is necessarily more beneficial to the patient or the Medicare Trust Fund. “
Source: http://www.gpo.gov/fdsys/pkg/FR-2011-08-08/pdf/2011-19544.pdf

Exhibit 99.1
Future Regulatory Risk	Inpatient Rehabilitation Facility	Skilled Nursing Facility	Long-Term Acute Care Hospital	Home Health	Hospice
1. Re-basing payment system	No	Yes; RUGS IV and MDS 3.0 parity adjustment for FY 2012 (-12.6%)	No	Yes; CY re-weighting re-distributes payment from high therapy to low or no therapy; Rebasing required as part of PPACA starting in 2014	Yes: Required by PPACA beginning in 2013; Modified wage index system being phased in over 7-year period beginning in FY 2010
2. Major outlier payment adjustments	No	No	Yes; will occur when MMSEA relief expires (short stay outliers)	Yes; 10% cap per agency; 2.5% taken out of outlier pool in 2011	No
3. Upcoding adjustments	No	No	Yes; occurred in FY 2011	Yes; occurring in CY 2011 (-3.79%), CY 2012(-3.79%), and CY 2013 (-1.32%)	No
4. Patient criteria	No; 60% Rule admission criteria already in place	No	Congressional Bill introduced developing criteria	Patient - physician “face-to-face” encounter & new therapy documentation required beginning in 2011	Patient - physician “face-to- face” encounter required beginning in 2011
5. Healthcare Reform
• Market basket update reductions

• Bundling pilot established	• By 2013	• By 2013	• By 2013	• By 2013	• N/A
• Independent Payment Advisory Board
• New quality reporting requirements

	• Post 2012	• Post 2012			•N/A
6. Other	N/A	New group therapy definition/requirements	25% Rule regulatory relief expires in 2012/2013; prohibition on new LTCHs through 2012; Medicare Advantage patients counted in the 25 day length of stay criteria Jan. 2012	Limits on transfer of ownership	MedPAC recommending overhaul of payment system methodology in FY 2013
7. Deficit Reduction (1)
Specific Post-Acute Regulatory Changes (1)
Sources: Healthcare Reform Bill (PPACA, HERA),CMS Regulatory published rules and MMSEA
(1) see slide 28

• Several scenarios have been proposed which include; 1) Special Committee actions mirror President’s Fiscal Commission (Simpson
 Bowles), 2) Special Committee fails and 2% sequestration is triggered, and 3) President’s Proposal and/or others may be adopted.

Exhibit 99.1

Estimated Impact to
HealthSouth
Scenario
Comments
▪ Special Committee actions
 mirror President’s Fiscal
 Commission (Simpson Bowles)
(million)
Net Operating Revenues ($4.0)
Adjusted EBITDA ($7.0)
Note: Impact based on 2012
▪ Special Committee fails and
 sequestration is triggered
 − Medicare limited to 2%
 sequestration
(million)
Net Operating Revenues  ($32.0)
Adjusted EBITDA  ($32.0)
Note: Effective 1/1/13; impact is shown for
2013
▪President’s Deficit Reduction
Proposal
Insufficient detail to determine the
total impact of President’s proposal (2)
Three IRF proposals:
1.Reduce annual payment updates
2.Lower IRF payment rates towards SNF rates
 for certain conditions commonly treated in
 IRFs and SNFs
3.Increase compliance threshold for IRFs to 75%
(1) In any year for which there is sequestration, the reduction would be made from whatever level of payment would otherwise be provided under Medicare law and regulations.
 For example, if hospital prospective payments were scheduled to increase by 4 percent, then a 2 percent reduction (that is, payment of 98 percent of the normal payment amount) would permit some increase to remain. (Source: Conference Committee Report on the Balanced Budget and Emergency Deficit Control Act of 1985 as Applicable to
 Medicare and Medicaid Programs. Congressional Record (H 11706-11707) December 10, 1985)
(2) The Company previously estimated the impact of increasing the IRF compliance threshold to 75% would be approx. $42 million in revenue and approx. $26 million in Adjusted
 EBITDA (including certain mitigating actions).
• Impact is shown for 2012
• Areas impacted are provider tax rebates
 and Medicare bad debt recoveries
• Effective 1/1/13; impact is shown for 2013
• Beyond 2013:
 −  Medicare reimbursement would be subject
 to market basket updates less healthcare
 reform adjustments.
 − Medicare revenues may continue to be
 subject to sequestration (1)
Above estimates assume no mitigating actions by HealthSouth

Exhibit 99.1
Historical Perspective

Exhibit 99.1
Historical Perspective

2007
•Divested surgery centers, outpatient and diagnostic divisions
•Used proceeds plus tax refund to repay $1.4 billion of debt
•Reduced G&A to match residual business size
•Piloted TeamWorks sales and marketing
•75% rule frozen at 60% (MMSEA)
•Completed all settlement payments
(1) Reconciliation to GAAP provided on slides 50 and 88 - 93.

Exhibit 99.1
Historical Perspective

2008
•Established 2008-2010 business model
 • 4% discharge growth; 5-8% Adjusted EBITDA growth;15-20% adjusted EPS growth
• Balanced delevering and growth/development strategies
•Completed TeamWorks sales and marketing roll-out
•Absorbed Medicare reimbursement rollback (Q2)
•Repaid $228 million of long-term debt (8.8 million share equity issuance and prior period tax refunds)
•Financial market turmoil (Q3)
• HealthSouth suspended development and increased focus on delevering
2008 Adjusted
EBITDA (1) =
$322.6
(1) Reconciliation to GAAP provided on slides 50 and 88 - 93.
(millions)

Exhibit 99.1
Historical Perspective

2009
•Continued focus on delevering (approx. $151 million in debt repaid)
•Focused on organic growth; TeamWorks sustainability module rolled out
•Issued 5 million shares for securities litigation settlement (Q3)
•Received first Medicare market basket update in 18 months (Q3)
•Reinvigorated development efforts (Q4)
2009 Adjusted
EBITDA (1) =
$363.7
(1) Reconciliation to GAAP provided on slides 50 and 88 - 93.
(millions)
2008 Adjusted
EBITDA (1) =
$322.6

Exhibit 99.1
Historical Perspective

2010
•Healthcare reform passed; reduced future market basket updates
•Weak acute care referral volumes
•Adjusted annual volume growth target to 2.5-3.5%
•Development efforts pay off
 • 2 de novos, 2 IRF acquisitions, 2 unit acquisitions
•Completed senior notes offering with 2018 and 2022 maturities (7.25% and 7.75% coupon, respectively)
•Refinanced term loans and revolver (Q4)
 • Repaid $151.2 million in debt
 • Flexibility to repay the 10.75% notes due in 2016 and callable beginning in June 2011
2010 Adjusted
EBITDA (1) =
$409.6
(1) Reconciliation to GAAP provided on slides 50 and 88 - 93.
(millions)
2009 Adjusted
EBITDA (1) =
$363.7
2008 Adjusted
EBITDA (1) =
$322.6

Exhibit 99.1
Historical Perspective

2011
•Acute care volumes still low
•Annual volume growth target remains 2.5-3.5%
•Raised $122 million by reopening 2018 and 2022 senior notes
•Plan to add a minimum of 4 de novos per year(1)
•Retired approx. $501 million of 10.75% senior notes due 2016
•Budget Control Act of 2011 passed; potential 2% sequestration
•Board of directors authorized $125 million stock repurchase
2010 Adjusted
EBITDA (2) =
$409.6
(1) Suspended while awaiting outcome of the Budget Control Act and other deficit reduction programs.
(2)  Reconciliation to GAAP provided on slides 50 and 88 - 93.
(millions)
2009 Adjusted
EBITDA (2) =
$363.7
2008 Adjusted
EBITDA (2) =
$322.6

Exhibit 99.1
Revenues & Expenses

(1) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-
 time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

Exhibit 99.1
Adjusted EBITDA (1)

 (1) Reconciliation to GAAP provided on slides 50 and 88- 93.

Exhibit 99.1
Notes:
(1) Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance (expire January 16, 2014) and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.
(2) The agreement to settle our class action securities litigation received final court approval in January 2007. These shares of common stock and warrants were issued on September 30, 2009. The 5.0 million of common shares are now included in the outstanding shares. The warrants to purchase approx. 8.2 million shares of common stock at a strike price of $41.40 (expire January 17, 2017) were not assumed exercised for the dilutive shares outstanding because they are anti-dilutive in the periods presented.
(3) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock (13.1 million shares). The preferred stock is convertible, at the option of the holder, at any time into shares of common stock at an initial conversion price of
 $30.50 per share, which is equal to an initial conversion rate of approximately 32.7869 shares of common stock per share of preferred stock, subject to a specified adjustment. On or after July 20, 2011, we may cause the shares of preferred stock to be automatically converted into shares of our common stock at the conversion rate then in effect if the closing price of our common stock for 20 trading days within a period of
 30 consecutive trading days ending on the trading day before the date we give the notice of forced conversion exceeds 150% of the conversion price of the preferred stock.

Exhibit 99.1
Business Outlook
2011 to 2013
(as of November 15, 2011)

Exhibit 99.1
(1) Reconciliation to GAAP provided on slides 49, 50, and 88 - 93.
(2) Exclusive of any E&Y recovery.

 Business Model
 • Adjusted EBITDA CAGR: 5-8% (1)
 • Adjusted Free Cash Flow CAGR: 12-17% (1)

Exhibit 99.1
Business Outlook: Revenue Assumptions
Revenue
Volume
•2.5% to 3.5% annual growth (excludes
acquisitions)
•Includes bed expansions, de novos
and unit consolidations
Medicare
Managed
Care
Other
(1) Not inclusive of the Budget Control Act of 2011, which could result in a reduction of up to 200 bps to Medicare payments for all providers beginning in 1/1/13, unless certain deficit reduction actions are approved by Congress not later than December 23,
 2011. The reduction would be made from whatever level of payment would otherwise be provided under Medicare law and regulation ; see slide 28.
(2) We believe based on the 2012 Medicare rule for IRFs, HealthSouth should realize an increase of approximately 1.6% in 2012.
(3) CMS proposed IRF Rule for FY 2012 and management estimates for FY 2013

Exhibit 99.1
Business Outlook: Expense Assumptions
Expense
Salaries & Benefits (1)
Hospital Expenses
•Other operating and supplies
tracking with inflation
~4.5% of revenue
(excludes stock-based compensation)
Salaries
& Benefits
Hospital
Expenses
(1) Salaries, Wages and Benefits: ~ 85% Salaries and Wages; ~15% Benefits
(2) May be adjusted depending outcome of the Budget Control Act of 2011 or other Medicare reduction legislation

Exhibit 99.1
Guidance

Exhibit 99.1
  2011 Guidance - Adjusted EBITDA(1) (as of November 15, 2011)

Original Guidance
Feb. 17, 2011
$440 million to $450
million (Inclusive of
12 months LTCH
Adjusted EBITDA)

(1) Reconciliation to GAAP provided on slides 50 and 88 - 93.
Q4 2011 Considerations:
✓Tough discharge volume comps (5.9% discharge growth in Q4 2010)
✓Bad debt expense was $1.6 million, or 0.3% of revenue, in Q4 2010; Q4 2011 bad debt expense is expected to be approx. 1.2% of revenue or approx. $5 million higher than Q4 2010.
✓Medicare pricing in Q4 2011 is expected to increase by approx. 1.6%.
✓SWB benefited in Q4 2010 from a $3.3 million favorable adjustment related to workers’
compensation.

July 27, 2011
$447 million to $453
million
May 18, 2011
$440 million to $450
million;
(The high end of, or
greater than)
Guidance effectively raised by the 2011
 expected LTCH Adjusted EBITDA
 ($17.5 million EBITDA in 2010)
Reflects 9.9% to 11.1% growth over 2010
Oct. 27, 2011
$450 million to $455
million

Raised Guidance

Exhibit 99.1
2011 Guidance - EPS (as of November 15, 2011)

Basic Earnings per Share from
Continuing Operations Attributable
to HealthSouth (1)
$1.18 to $1.23

Considerations:
✓ Includes $38.8 million, or $0.42 per share, loss (pre-tax) on early extinguishment of debt related to the Company’s retirement of its 10.75% senior notes
✓ Includes an approx. $28 million, or $0.30 per share, tax benefit and assumes provision for income tax of 38% to 40% for Q4 2011; cash taxes expected to be $5 million to $8 million.
✓ $10.6 million, or $0.11 per share, gain (pre-tax) in government, class action, and related settlements
✓ The Company expects interest expense to be approx. $24 million in Q4 2011.
✓The Adjusted EBITDA ($17.5 million in 2010) associated with the Company’s six LTCHs has been reclassified to discontinued operations.
✓ Assumes a basic share count of 93.3 million shares
(1) Income from continuing operations attributable to HealthSouth

Diluted earnings per share on a GAAP
 basis are the same as basic earnings per
 share due to the antidilutive impact in
 the period.

Exhibit 99.1
2011 Guidance - EPS (as of November 15, 2011)

(2) Income from continuing operations attributable to HealthSouth (reclassified for the 6 LTCHs moving to discontinued operations)
(3) Current period amounts in income tax provision; see slides 94 - 95.
(4) Total income tax provision for full-year 2010, including the reversal of a substantial portion of the Company's valuation allowance against deferred tax assets.
(5) Includes an approx. $28 million, or $0.30 per share, benefit related to the Company’s settlement with the IRS for tax years 2007 and 2008, and a reduction in unrecognized tax benefits due to the lapse of the statute of limitations for certain federal and state claims; assumes 38% to 40% effective tax rate for Q4 2011.
(6) The dividends related to our convertible perpetual preferred stock must be subtracted from income from continuing operations when calculating basic earnings per share.

Exhibit 99.1

(1) Reconciliation to GAAP provided on slide 49.
HealthSouth’s GAAP income statement will be affected by a
number of items that will not affect adjusted free cash flow:
•Normalized GAAP tax rate resulting from the valuation
allowance reversal in Q4 2010.
•Loss on early extinguishment of debt

Expect full-year adjusted free cash flow to be at least $210 million reflecting growth over full-year 2010 of at least 16% (as of November 15, 2011)

Exhibit 99.1
Income Tax Considerations
GAAP Considerations:
•As of 9/30/11, the Company had an ending balance of approx. $1.3 billion in federal
NOLs and a remaining valuation allowance of approx. $105 million, primarily related to state NOLs.
•Expect effective tax rate of approx. 40% going forward
Future Cash Tax Payments:
•The Company expects to pay approx. $5 million to $8 million per year of income tax.
•The Company does not expect to pay significant federal income taxes for up to 7 years.
•HealthSouth is not currently subject to an annual use limitation (“AUL”) under Internal
Revenue Code Section 382 (“Section 382”). A “change of ownership,” as defined by
Section 382, would subject us to an AUL, which is equal to the market capitalization of the Company at the time of the “change of ownership” multiplied by the long-term tax exempt rate.

Exhibit 99.1
Free Cash Flow

Exhibit 99.1
Adjusted Free Cash Flow

(1) Maintenance capital expenditures are expected to be approx. $50 million in 2011 and $75 million in 2012.
(2) Final swap payment of $10.9 million was made in March 2011.

Exhibit 99.1
Net Cash Provided by Operating Activities

Exhibit 99.1
HealthSouth’s priorities for reinvesting free cash flow…

• Additional debt prepayment (revolver, term loan
 and senior notes)
• Growth in core business
 • Bed expansions
 • De novo hospitals
 • Hospital acquisitions
 • Acute care IRF unit acquisitions/consolidations
• Purchase properties under operating leases
 • Lower capital cost
 • Greater control of property, CON and/or license
• Share repurchase ($125 million authorization)
 − Offset dilution from shares underlying convertible
 preferred stock (13.1 million shares), issued in
 settlement of securities litigation (5.0 million shares),
 and issued as a result of the Company’s employee
 stock incentive plan
• Cash dividends (one time or regular)

Exhibit 99.1
Refinancing and Delevering

Exhibit 99.1
Debt Schedule as of September 30, 2011
(1) Based on 4 quarter trailing and 2010 Adjusted EBITDA of $455.4 million and $409.6 million, respectively; reconciliation to GAAP provided on slides 50, 88, 89, and 93.

Exhibit 99.1
 (1) Based on 2008 and trailing four-quarter Adjusted EBITDA of $322.6 million and $455.4 million, respectively; reconciliation to GAAP provided on slides 50 and 88 - 93.
Debt and Liquidity
Liquidity

Credit Ratings

Exhibit 99.1
HealthSouth is now positioned with a lower-cost, flexible capital structure…

$500
Revolver
L+225
September 30 , 2011 (3)
$276
Undrawn
2016
10% of the outstanding principal is
currently callable per annum at 103%
(1) Based on trailing four-quarter Adjusted EBITDA of $455.4 million; reconciliation to GAAP provided on slides 88, 89, and 93.
(2) The credit agreement has a $200 million restricted payment basket for debt repayment and stock repurchases, which is subject to an annual grower basket equal to 50% of excess cash flow plus certain other amounts including net cash proceeds from certain equity issuances.
(3) Does not include $387.4 million of convertible perpetual preferred stock and capital leases and other note payables.
Capital Structure Enhancements:
▪Completed the retirement of the 10.75% notes due 2016
▪Reduced total debt by $131 million during Q3 2011; Reduced total debt by $184 since year-end 2010.
▪Leverage ratio reduced to 2.9x (1)
Debt Profile:
▪Additional debt pre-payment opportunities and flexible covenants (2)
▪No near-term maturities and well-spaced debt maturities
▪Limited exposure to higher interest rates

Exhibit 99.1
Credit Agreement Key Covenants (1)
Terms
Acquisitions	Limited by compliance with leverage and interest coverage covenants currently requiring 4.75x and 2.5x, respectively
Restricted payments:
10.75% repurchase	Unlimited up to 4.5x leverage ratio (revolver draws available for repurchase)
Share repurchase (2)	$200 million (shared with other restricted payment basket)
Other debt repurchase (2)	$200 million (shared with other restricted payment basket)
Unsecured debt issuance	Unlimited up to 4.5x leverage ratio

(1) Full agreement filed November 23, 2010 and amended on May10, 2011
(2) The maximum amount limitations above are subject to increase by a “grower” basket equal to 50% of excess cash flow plus certain other amounts including net cash proceeds from certain equity issuances.

Exhibit 99.1
Growth

Exhibit 99.1
Demographics
 + population growth and changes (weighted by age)
      = Rehab CAGR
Growth goals for the market and/or hospital
Sales and Marketing Strategies
•Defining “upstream” opportunities
•Identifying CMS-13 discharges
•“Converting” CMS-13 patients to rehab
Market Dynamics
•Existing IRF beds
•Managed care penetration
•Competition
Organic Growth: A Strategic Framework
Bottoms-up approach
to HealthSouth’s
growth projections

Exhibit 99.1
Organic Growth: Compounded Annual Growth Rate (CAGR) (1)
(1)  Numbers in map are for illustrative purposes only and do not represent actual results.
(2)“Weighted for Rehab Services” - methodology weights growth in rehab age groups higher.
% CAGR
Rehab by Zip Code
Weighted for Rehab Services (1) (2)
Organic Growth
•Demographic
changes
•Population
growth
% CAGR Weighted for Rehab Services
Treasure Coast Primary 2.64%
Treasure Coast SSA - Glades 1.47%
Treasure Coast SSA - Martin 2.92%
Okeechobee 2.34%
Treasure Coast Tertiary 2.24%
Combined 2.45%
State of Florida 2.72%
USA 2.31%

Exhibit 99.1
De Novo Market Selection Process

Active
Development
List
Corporate
Assessment
Strategic
Approach
•Build
•Buy
•JV
Regional President
Priority
Assessment
“Deep Dive”
Market
Assessments
Potential
Opportunity List
(160 opportunities
identified)
National
Market
Assessment
(3,141 counties in 48 states studied)
• Population and
 Demographics
• IRF Conversion Rates
• Acute Care Referral
 Sources
• Inpatient Rehab
 Competition
• Other Competitors
• Payor Environment
• CON/Non-CON

Exhibit 99.1
CON
Approval
Site
Selection
Cost
Assessment
Pro forma
Financials
Execution
 • Design
 • Construction
NO
GO
GO
De Novo Evaluation Process

Market
Selection
GO
NO
GO

Exhibit 99.1
Illustrative De Novo Timeline

Day 1
CON Process
Construction
With CON
Design
Planning
& Zoning
Month 20
Groundbreaking
Month 32
Opening
Construction
Design
Planning
& Zoning
Month 11
Groundbreaking
Month 20
Opening
Day 1
Without CON

Exhibit 99.1
Illustrative De Novo Pro forma (40 bed)

Capital Cost	$ Range
(millions)	Low	High
Construction, design, permitting, etc.	$11.0	$14.5
Land	1.5	3.5
Equipment	2.5	3.0
	$15.0	$21.0

Pre-opening Expenses
(thousands)	Low	High
Operating	$200	$300
Salaries, wages and benefits	150	200
	$350	$500

Exhibit 99.1
(1) Hospital EBITDA = earnings before interest, taxes, depreciation and amortization directly attributable to the related hospital.

Occupancy

Exhibit 99.1
IRF Acquisition Performance

	Date Acquired	Acquired Census	Q3 2011 Census
Vineland	Q3 2008	26	34
Desert Canyon	Q2 2010	16	34
Sugar Land	Q3 2010	26	34
Ft. Smith	Q3 2010	15	39
Value added by HealthSouth
• TeamWorks approach to sales/marketing
• Labor management tools and “best practices”
• Clinical expertise
• Clinical technology and programming
• Supply chain efficiency
• Medical leadership and clinical advisory boards

Exhibit 99.1
Portfolio Growth
Cash Payback
Cash Payback
(1) Assumes average investment per bed: ~ $450K.

 • Target: Minimum of 4 de novos and 2 - 3 acquisitions/yr
 • All projects have minimum IRR of 15% (pre-tax).
 • Longer payback on de novos versus acquisitions is attributable to:
 • 12-15 month construction period
 • Initial ramp-up of operations on de novos
De novos (1)
Acquisitions

Exhibit 99.1

Acute Care
Hospital
Discharge
Hospice
Inpatient
Rehabilitation
Facility (1)
Skilled
Nursing
Facility
Home
Health (1)
(Highest Acuity)
(Lowest Acuity)
Future Growth: Complementary Post-Acute Care Services
(1) For information on HealthSouth’s hospital portfolio, see slide 4.
Sources: Medpac Data Book, June 2011 - pages 121,122,123,130,133,137,192, and 194, and Medpac Report to Congress, Medicare
 Payment Policy, March 2011 - pages 149,163,186,208,240, and 268

Exhibit 99.1
• Growth strategies will complement delevering priority.
 - “Highest and best use” of FCF will determine where to invest.
• The Company continues to have excellent organic growth opportunities.
 - Locations in above-average “Rehab CAGR” markets
 - Non-discretionary nature of many conditions served
 - Track record of consistent market share gains
• De novos and targeted IRF acquisitions will allow entry to, and growth in, new markets.
 - Disciplined evaluation process
 - Proven track record of success
• Longer-term consideration of acquiring complementary post-acute services predicated on:
 - Achieving delevering objective
 - Obtaining regulatory clarity
 - Favorable market conditions
Growth: Summary

While the Company still believes investing in growth is a correct long-term strategy, we are modifying our near-term strategy (slow walk de novo growth) until we have a better line of site into the changes coming from Washington, DC.

Exhibit 99.1
Operational Initiatives

Exhibit 99.1
Key Operational Initiatives: Summary
• Strong track record of providing high-quality, cost-effective care
 – Patient functional gains exceed industry norms
 – Consistent market share gains
 – Disciplined expense management
• Targeted operational strategies to achieve excellence in:
 – Clinical care (Care Management; reduced Acute Care Transfers)
 – Operations (BEACON; staff scheduling; supply chain)
 – Service (CPR; “customer training”)
• Implementation of a Clinical Information System
 – Rehabilitation-specific (Cerner)
 – Manageable, five-year rollout beginning in 2012

Exhibit 99.1
Operational Strategy
Excellence in …

• Care Management
 TeamWorks project
• Identify trends and
 establish “best
 practices” for the
 prevention of
 acute care transfers
• Provide a robust
 rehabilitation
 specific clinical
 education program
 for nurses and
 therapists
• BEACON
 management
 reporting system
• Roll out staff
 scheduling systems
• Standardize
 pharmacy and food
 supplies purchasing
• Patient satisfaction
 survey tool through
 Press Ganey
• CPR (Comfort,
 Professionalism,
 Respect) patient
 experience
 campaign
• Customer training
 videos for hospital
 staff
Clinical Care
Operations
Service

Exhibit 99.1
TeamWorks: Care Management

Goals
•Improve overall operational,
patient care and satisfaction
outcomes
•Streamline delivery of care
•Engage interdisciplinary teams
•Reduce:
 ― Complication rate
 ― Cost per case
 ― Payor denials
•Increase:
 ― Patient outcomes
 ― Patient involvement in care
 decisions
 Design a HealthSouth Care Management Playbook to be
 implemented across all hospitals
Referral Management
Pre-authorization / Pre-
certification
Patient Assessment
Care Delivery &
Documentation
Interdisciplinary Team
Process
Denials & Approvals
Outcomes Analysis
Effective & Efficient
Care Management

Exhibit 99.1
TeamWorks: Care Management Initial Observations

• Lower transfers back
 to acute care
 providers
• More clinical
 resources needed to
 enable process
 (added approx. one
 per hospital)
• Higher patient
 satisfaction scores
Clinical Care
Operations
Service
• Care Management implementation completed in all hospitals in 2011
•  Focus shifted to sustainability

Exhibit 99.1
CPR: Comfort, Professionalism, Respect
• All employees trained in the CPR campaign.
• Hospital-based trained facilitators will work directly with employees.
• A series of short videos is used to depict common scenarios of patient/staff situations.
• Facilitator training is highly interactive, encouraging discussions among staff.
 CPR is an in-house course designed to train all employees to realize that even minor encounters between staff and
 patients can have a memorable impact on the patient’s
 entire experience.
Ultimate goal is to improve employee-to
-patient interactions, leading to:
•Improved patient satisfaction scores
•Reduced patient complaints
•More satisfied employees

Exhibit 99.1

Exhibit 99.1

BEACON: Hospital-Specific (1)
(1) Numbers in screen shot have been modified for presentation and do not represent actual results.

Exhibit 99.1

BEACON: Regional Roll-up (1)
(1) Numbers in screen shot have been modified for presentation and do not represent actual results.

Exhibit 99.1
Clinical Information Systems in Healthcare
EMR Adoption Model
• Most U.S. hospitals are at Stage 3
 (Foundation Stage) or below.
• Stages 0, 1 and 2 are slowing.
• Stage 4 &5 are growing the fastest.
 – 2005: 2.5% and .001%
 – Q3 2011: 13.2% and 7.1%
• Advanced Stages 3 through 7:
 – Require only one service or unit
 to be implemented
 – Reduce medical errors and
 improve clinical outcomes
• Stage 5 is the most difficult to achieve.
 – Integration, technology and reengineering requirements
 – Significant investment in capital, executive commitment and culture adoption
• Over 74% of U.S. Hospitals do NOT have CPOE (computerized physician order entry)
 implemented.

Source: HIMSS AnalyticsTM Database (5,299 non-federal acute care U.S. hospitals)
Stage 2
Clinical Data Repository, Controlled Medical Vocabulary,
may have Document Imaging; Health Info Exchange capable
Stage 3
Nursing/clinical documentation , Clinical Decision Support
Digital Radiology
Stage 4
Computerized Physician Order Enter,
Clinical Decision Support (clinical protocols)
Stage 5
Closed loop medication administration, 5 rights with bar code
Stage 6
Physician documentation (structured templates), full Clinical
Decision Support (variance & compliance), full Digital Imaging
Stage 7
Complete EMR; standardized transactions to share data; Data
warehousing; Data continuity with Emergency Dept, ambulatory
Stage 1
Ancillaries - Lab, Radiology, Pharmacy - All Installed
Stage 0
All Three Ancillaries - Lab, Radiology, Pharmacy Not Installed
12.6%
46.1%
13.2%
7.1%
4.4%
1.1%
5.9%
9.6%

Exhibit 99.1
• HealthSouth Rehabilitation Hospital of Northern, VA hospital opened with ACE IT installed
• Pilot project kickoff
• Complete installation in remaining hospitals

2010
2011
2012
2013 - 2016
2009

Exhibit 99.1
Clinical Information System (CIS) Installation Cost

• No incentive payments for inpatient rehabilitation hospitals
 – Only acute care hospitals are eligible (1)
• Installation cost will vary by hospital depending on items such as size and physical plan.
 – Installation cost expected to be in a range of $1 million to $1.5 million per hospital
 – Approx. 70% of the initial spend will be capital expense and the remainder will be operating expense.
 1) The American Recovery and Reinvestment Act of 2009 (ARRA) (Pub. L. 111-5) that provide incentive payments to eligible professionals (EPs), eligible hospitals and critical access hospitals (CAHs) participating in Medicare and Medicaid programs that adopt and successfully demonstrate meaningful use of certified electronic health record (HER)technology.

Exhibit 99.1
CIS Benefits and Value Proposition
Operational Efficiencies
Improved Patient Safety

Cost-Effectiveness

Exhibit 99.1
Operational Metrics

Exhibit 99.1
 HealthSouth’s volume growth has outpaced competitors’
(2) Includes consolidated HealthSouth inpatient rehabilitation hospitals classified as same store during that time period.
Our Historic Discharge Growth vs. Industry
4.7%
5.9%
5.9%
5.8%
5.9%
2.7%
2.5%
1.3%

• TeamWorks = standardized and
 enhanced sales & marketing
• Bed additions will help facilitate
 continued organic growth
UDS Industry Sites (1)
HLS Same Store (2)
5.1%
6.1%
7.8%
Yearly
Discharge 6.9% 5.6% 3.1%
Growth

 2008 vs.  2009 vs. 2010 vs. Q110 vs. Q210 vs.  Q310 vs. Q410 vs. Q111 vs. Q211 vs. Q311 vs.
 2007 2008 2009 Q109 Q209  Q309 Q409 Q110  Q210 Q310
Quarterly Discharge Growth
Same Store
HealthSouth vs. Industry

Exhibit 99.1
Operational Metrics: Expense Efficiencies
(% of Net Operating Revenues)
2008 2009 2010 2011 2008 2009 2010 2011 2008 2009 2010 2011
3.59 3.52 3.49 3.47
EPOB
• Salaries, Wages & Benefits reflects continued improvement from productivity gains and growing revenue base.
• Hospital-related Expenses includes other operating, supplies, occupancy, and bad debts expenses.
• General and Administrative excludes stock-based compensation.
• Employees per Occupied Bed (“EPOB”) is calculated by dividing the number of full-time equivalents, including an estimate of full-
 time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of
 occupied beds is determined by multiplying the number of
 licensed beds by the Company’s occupancy percentage.

Exhibit 99.1
Operational and Labor Metrics (1)
(1)  Numbers have been reclassified to reflect current continuing operations.
(2) Represents discharges from HealthSouth’s 94 consolidated hospitals in Q3 2011, Q2 2011, Q1 2011, Q4 2010 and Q3 2010, 92
 consolidated hospitals in Q2 2010, and 90 consolidated hospitals in Q1 2010 and Q4 2009, 91 consolidated hospitals in Q3 2009, and
 90 consolidated hospitals in Q2 2009 and Q1 2009.
(3) Excludes approximately 400 full-time equivalents, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.
(4) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-
 time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

Exhibit 99.1
Payment Sources (Percent of Revenue)
(1) Managed Medicare revenues represent ~ 7%, 8%, 7%, 8% and 8% of total revenues for Q3 2011, Q3 2010, 9 Months 2011, 9 Months 2010 and Full Year 2010, respectively, and are included in “Managed care and other discount plans.”

Exhibit 99.1
Reconciliations to GAAP

Exhibit 99.1
Reconciliation of Net Income to Adjusted EBITDA (1)(3)
(1) (2) (3) (4) - Notes on page 93.

Exhibit 99.1
Reconciliation of Net Income to Adjusted EBITDA (1)(3)
(1) (2) (3) (4) - Notes on page 93.

Exhibit 99.1
Reconciliation of Net Income to Adjusted EBITDA (1) (3)
(1) (2) (3) (4) - Notes on page 93.

Exhibit 99.1
Reconciliation of Net Income to Adjusted EBITDA (1) (3)
(1) (2) (3) (4) - Notes on page 93.

Exhibit 99.1
Reconciliation of Net Income to Adjusted EBITDA (1) (3)
(1) (2) (3) (4) - Notes on page 93.

Exhibit 99.1
Reconciliation Notes for Slides 88-92
1. Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-
 GAAP financial measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth.
2. Per share amounts for each period presented are based on diluted weighted average shares outstanding unless the amounts are antidilutive, in which case the per share amount is calculated using the basic share count after subtracting the $6.5 million per quarter dividend on the convertible perpetual preferred stock. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted EBITDA is a component of our guidance.
4. The dividends related to our convertible perpetual preferred stock must be subtracted from income from continuing operations when calculating basic earnings per share.

Exhibit 99.1
(1) (2) (3) (4) - Notes on page 95.

Exhibit 99.1
Reconciliation Notes for Slide 94
1. Adjusted income from continuing operations and Adjusted EBITDA are non-GAAP financial measures. The Company’s leverage ratio (total consolidated debt to
 Adjusted EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted
 EBITDA and the leverage ratio as liquidity measures on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth.
2. Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted income from continuing operations per diluted share and Adjusted EBITDA are two components of our historical guidance.
4. The Company’s credit agreement allows certain other items to be added to arrive at
 Adjusted EBITDA, and there may be certain other deductions required.